UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2010

ORBCOMM Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2115 Linwood Avenue, Suite 100 Fort Lee, New Jersey	07024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 363-4900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 29, 2010, ORBCOMM Inc. (the “Company”) held its 2010 Annual Meeting of Shareholders. The final results for each of the proposals submitted for shareholder vote at the Annual Meeting are set forth below.

Proposal 1: Election of three Class I directors with terms expiring at the 2013 Annual Meeting.

Name	Votes For	Votes Withheld	Broker Non-Votes
Didier Delepine	21,118,726	179,272	14,140,064
Hans E. W. Hoffmann	21,087,216	210,782	14,140,064
Gary H. Ritondaro	21,117,419	180,579	14,140,064

Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Votes For	Votes Against	Abstentions
35,222,208	102,275	113,129

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

By:	/s/ Christian Le Brun
	Name:	Christian Le Brun
	Title:	Executive Vice President and General Counsel

Date: May 4, 2010